                                 AMENDMENT NO. 1

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation, Fortis Benefits Insurance Company, a Minnesota corporation, Fortis Investors, Inc., a Minnesota corporation, is hereby amended as follows:

The following entity is hereby added as a party to the Agreement and will be encompassed by the defined term "LIFE COMPANY" as set forth in the Agreement:

         o Union Security Life Insurance Company of New York (formerly known as First Fortis Life Insurance Company), organized under the laws of the State of New York.

Effective October 1, 2004, Fortis Benefits will change its state of domicile and become an Iowa corporation. Effective September 2, 2005, Fortis Benefits Insurance Company (defined as "LIFE COMPANY") will change its name to "Union Security Insurance Company." All references to Fortis Benefits Insurance Company will hereby be deleted and replaced with "Union Security Insurance Company."

Effective April 1, 2001 Fortis Investors, Inc., changed its name to "Woodbury Financial Services, Inc." All references to Fortis Investors, Inc. are hereby deleted and replaced with "Woodbury Financial Services, Inc."

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS (AS OF MAY 1, 2006)

AIM V.I. Basic Balanced Fund              AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Basic Value Fund                 AIM V.I. Money Market Fund
AIM V.I. Blue Chip Fund*                  AIM V.I. Real Estate Fund**
AIM V.I. Capital Appreciation Fund        AIM V.I. Small Cap Equity Fund
AIM V.I. Capital Development Fund         AIM V.I. Dynamics Fund
AIM V.I. Core Equity Fund                 AIM V.I. Financial Services Fund
AIM V.I. Demographic Trends Fund          AIM V.I. Global Health Care Fund
AIM V.I. Diversified Dividend Fund        AIM V.I. Leisure Fund
AIM V.I. Diversified Income Fund          AIM V.I. Small Company Growth Fund***
AIM V.I. Global Equity Fund               AIM V.I. Technology Fund
AIM V.I. Government Securities Fund       AIM V.I. Utilities Fund
AIM V.I. High Yield Fund
AIM V.I. International Core Equity Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund


------------------------

* Effective June 12, 2006, AIM V.I. Blue Chip Fund will be merged into AIM V.I. Large Cap Growth Fund.

** Effective July 3, 2006, AIM V.I. Real Estate Fund will be renamed AIM V.I. Global Real Estate Fund.

*** Effective July 3, 2006, AIM V.I. Small Company Growth Fund will be renamed
    AIM V.I. Small Cap Growth Fund.


                                                                               1
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SEPARATE ACCOUNTS UTILIZING THE FUNDS

   >> Separate Account D of Union Security Insurance Company

   >> Separate Account D of Union Security Insurance Company

   >> Separate Account A of Union Security Life Insurance Company of New York

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

   >> Norwest Passage Variable Annuity

   >> Contract Form Number 56952

   >> Contract Form Number 56758


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All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date:   April 30, 2004


                                           AIM VARIABLE INSURANCE FUNDS


Attest:                                    By:
        ---------------------                     ------------------------------

Name:                                      Name:
        ---------------------                     ------------------------------

Title:                                     Title:
        ---------------------                     ------------------------------


                                           A I M DISTRIBUTORS, INC.


Attest:                                    By:
        ---------------------                     ------------------------------

Name:                                      Name:
        ---------------------                     ------------------------------

Title:                                     Title:
        ---------------------                     ------------------------------


                                           UNION SECURITY INSURANCE COMPANY
                                           (FORMERLY KNOWN AS FORTIS BENEFITS
                                           INSURANCE COMPANY)


Attest:                                    By:
        ---------------------                     ------------------------------

Name:                                      Name:
        ---------------------                     ------------------------------

Title:                                     Title:
        ---------------------                     ------------------------------


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                                           UNION SECURITY LIFE INSURANCE COMPANY
                                           OF NEW YORK (FORMERLY KNOWN AS FIRST
                                           FORTIS LIFE INSURANCE COMPANY OF NEW
                                           YORK)


Attest:                                    By:
        ---------------------                     ------------------------------

Name:                                      Name:
        ---------------------                     ------------------------------

Title:                                     Title:
        ---------------------                     ------------------------------



                                           WOODBURY FINANCIAL SERVICES, INC.
                                           (FORMERLY KNOWN AS FORTIS INVESTORS,
                                           INC.)


Attest:                                    By:
        ---------------------                     ------------------------------

Name:                                      Name:
        ---------------------                     ------------------------------

Title:                                     Title:
        ---------------------                     ------------------------------